UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

Of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2007

WIND ENERGY AMERICA, INC.

(formerly Dotronix, Inc.)

(Exact name of registrant as specified in its charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-9996	41-1387074
(Commission File Number)	(IRS Employer Identification No.)

12100 Singletree Lane, Suite 100

Eden Prairie, MN 55344

(Address of Principal Executive Offices)(Zip Code)

(952) 746-1313

(Registrant’s Telephone Number, Including Area Code)

1326 Schofield Avenue, Schofield, WI 54476

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Election of Directors; Departure of Directors and Officers; Appointment of Principal Officer

On April 11, 2007 the Board of Directors of the Company elected two additional directors, Robert A. Williams (as Chairman) and Robert O. Knutson to serve until their successors are elected and shall qualify.

Robert A. Williams is the Chief Executive Officer and principal owner of Bobby and Steve’s Auto World, which owns and operates eight gas/service stations with related service garages (having full repair and towing services) in the Minneapolis/St. Paul metropolitan region. Mr. Williams also is a member of the City Council of Columbia Heights, Minnesota.

Robert O. Knutson has practiced general and corporate law in the metropolitan Minneapolis area since 1971, and prior thereto he was an attorney with the downtown Minneapolis law firm of Dorsey & Whitney. Mr. Knutson also is the Chairman of the Board of Viper Powersports, Inc. a public company which develops, produces and markets a line of premium custom V-Twin motorcycles.

Concurrent with the effectiveness of the Company’s spin-off of it’s PuraMed subsidiary on April 12, 2007, Russell Mitchell resigned as Chief Executive Officer, Chief Financial Officer and a director of the Company, and James Higgins resigned as Chief Operating Officer and a director of the Company.

On April 13, 2007, the Board of Directors of the Company appointed Robert O. Knutson as Chief Executive Officer and Chief Financial Officer of the Company to serve until his successors are appointed and shall qualify.

On April 13, 2007, the Board of Directors of the Company also granted 50,000 shares of its common stock to each of Robert A. Williams and Robert O. Knutson in consideration for their serving on the Board of Directors of the Company and in lieu of any cash, stock option or other compensation.

Item 8.01     Other Events

On April 12, 2007 the Company’s spin-off of its wholly-owned subsidiary, PuraMed BioScience, Inc., to its shareholders on a pro rata basis became effective, after which the Company and PuraMed and their respective operations and managements are completely independent from each other. The terms of the spin-off are described in the Information Statement attached to the Company’s Current Report on Form 8-K filed with the SEC on April 10, 2007, which Information Statement has been mailed to all shareholders of the Company as of the record date of April 12, 2007. The Information Statement if available in full at the SEC website of www.wec.gov.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wind Energy America, Inc.

April 11, 2007	By:	/s/ Robert O. Knutson
Robert O. Knutson Chief Executive Officer